UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 21, 2004

QUICKLOGIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, California		94089-1138
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

The following exhibit is furnished as a part of this report:

99.1                           Press release announcing financial results for the fiscal quarter ended March 31, 2004.

Item 12.  Results of Operations and Financial Condition

On April 21, 2004, QuickLogic Corporation issued a press release regarding QuickLogic’s financial results for the fiscal quarter ended March 31, 2004.  A copy of QuickLogic’s press release is attached hereto as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKLOGIC CORPORATION

/s/ Carl M. Mills
Carl M. Mills
Chief Financial Officer (Principal Accounting Officer and officer duly authorized to sign this report on behalf of QuickLogic)

Date: April 21, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing financial results for the fiscal quarter ended March 31, 2004.